UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 14, 2005


                             ACTIVANT SOLUTIONS INC.
               (Exact name of Registrant as specified in charter)

           Delaware                    333-49389                 94-2160013
 (State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

         804 Las Cimas Parkway
             Austin, Texas                                          78746
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (512) 328-2300

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

ITEM 7.01      REGULATION FD DISCLOSURE.

           On September 14, 2005, Activant Solutions Inc. (the "Company") issued a press release announcing the consummation of the merger of Prophet 21, Inc. ("Prophet 21") with P21 Merger Corporation, a wholly-owned subsidiary of the Company, pursuant to which Prophet 21 became a wholly-owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits

               99.1    Press Release dated September 14, 2005








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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ACTIVANT SOLUTIONS INC.


Date:  September 14, 2005                       By:   /s/ Greg Petersen
                                                      --------------------------
                                                Name:  Greg Petersen
                                                Title: Senior Vice President and
                                                       Chief Financial Officer








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